Acquisitions	2 Months Ended
Dec. 31, 2014
KSix Media, Inc. and Subsidiaries [Member]
Acquisitions

6 ACQUISITIONS

On December 23, 2015, Media acquired the membership interests of KSIX and BMG, See Note 1. The fair value of the assets acquired and liabilities assumed are summarized as follows. The consideration was paid with cash in the amount of $50,000 and a note payable for $950,000 (see Note 4).

Cash	$31,334
Accounts receivable	278,171
Prepaid expenses and other assets	4,715
Property and equipment	4,585
Intangible assets	1,143,162
Total assets	1,461,967
Accounts payable and accrued expenses	(146,301)
Notes payable and long-term debt	(261,586)
Net assets acquired	1,054,080
Gain on bargain purchase	(54,080)
Consideration	$1,000,000

KSIX and BMG operating results for the years ended December 31, 2014 and 2013 are as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013

Revenue	$2,674,478	$3,034,829

Net income	$33,299	$94,810